EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of August, 2014.

/s/ John P. McConnell
John P. McConnell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints John P. McConnell and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of August, 2014.

/s/ B. Andrew Rose
B. Andrew Rose

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of August, 2014.

/s/ Richard G. Welch
Richard G. Welch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of August, 2014.

/s/ John B. Blystone
John B. Blystone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of August, 2014.

/s/ Kerrii B. Anderson
Kerrii B. Anderson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of August, 2014.

/s/ Mark C. Davis
Mark C. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of August, 2014.

/s/ Michael J. Endres
Michael J. Endres

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of August, 2014.

/s/ Ozey K. Horton, Jr.
Ozey K. Horton, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of August, 2014.

/s/ Peter Karmanos, Jr.
Peter Karmanos, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of August, 2014.

/s/ Carl A. Nelson, Jr.
Carl A. Nelson, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of August, 2014.

/s/ Sidney A. Ribeau
Sidney A. Ribeau

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, together with deferred compensation obligations, which represent unsecured obligations of Worthington Industries, Inc. to make distributions in respect of deferred compensation in the future in accordance with the terms of the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13th day of August, 2014.

/s/ Mary Schiavo
Mary Schiavo